THE CALDWELL & ORKIN FUNDS, INC.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Supplement dated November 7, 2006 to
SAI dated August 29, 2006

This Supplement to the Statement of Additional Information (“SAI”) dated August 29, 2006 for the Caldwell & Orkin Market Opportunity Fund (the “Fund”), a series of The Caldwell & Orkin Funds, Inc., updates the SAI to revise the information as described below. This Supplement revises, restates and supplements several sections of the SAI to describe the trading in which the Fund will engage in light of the approval of the amendments to the Fund’s fundamental restrictions. Together, the Fund’s SAI dated August 29, 2006 and this Supplement constitute the Fund’s current SAI. For further information, please contact the Fund toll-free at 1-800-237-7073. You may also obtain additional copies of the Fund’s SAI, free of charge, by writing to the Fund at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092, or by calling the Fund toll-free at the number above.

•	The section entitled “Investment Objectives, Policies and Risk Considerations” which begins on page 3 of the SAI is being supplemented with additional information as follows:

OPTIONS AND FUTURES. The following paragraphs pertain to futures and options: Regulatory Matters, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, Risks of Futures and Options, Risks of Options on Stock Indexes and Stock Index Futures Characteristics.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has filed a claim of exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”) so that the Fund will not be subject to regulation or registration as a commodity pool operator under the CEA.

Combined Positions. Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. If the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset exposure to the underlying instrument’s positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments would not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. If the Fund invests in futures, the Fund would be required to segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Futures and Options. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment adviser in managing the Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield. The Fund may purchase and write both over-the-counter and exchange traded options.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts.

Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares, for temporary emergency purposes or for other purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

•	The section entitled “Investment Restrictions” which begins on page 8 of the SAI is being revised and restated as follows:

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Market Opportunity Fund may not:

1.
As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Market Opportunity Fund’s total assets would be invested in securities of such issuer or the Market Opportunity Fund would own 10% or more of the outstanding voting securities of such issuer.

2.
Invest 25% or more of its total assets in the securities of issuers in any particular industry. (The Fund’s Board of Directors has determined that for purposes of this investment restriction, securities of other registered investment companies are not considered to be issued by issuers in any industry; provided, however, that investments in other investment companies that track a sector of a broad-based securities market shall be deemed to represent investments in the securities of issuers in one or more industries represented in that sector, as reasonably determined by the Manager in its sole discretion.)

3.	Issue senior securities, except as permitted under the Investment Company Act of 1940.

4.	Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940, as amended.

5.
Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Market Opportunity Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.
Purchase or sell commodities or commodity contracts, except that the Market Opportunity Fund may purchase and sell options, forward contracts and futures contracts, including, without limitation, those relating to indices, securities or commodities, and options on such forward or futures contracts.

7.
Make loans to other persons; provided that the Fund may lend its portfolio securities to the extent permitted by the 1940 Act, and provided further that, for purposes of this restriction, investments in Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

8.	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).

9.
Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Market Opportunity Fund except as may be necessary (i) in connection with borrowings mentioned in (10) above; (ii) in connection with writing covered put and call options, the purchase of securities on a when-issued or forward commitment basis, and collateral and initial or variation margin arrangements with respect to options, short sales, forward contracts, futures contracts, options on forward contracts and futures contracts; or (iii) otherwise as permitted under the 1940 Act.

10.
Invest certain of the Market Opportunity Fund’s assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities, except to the extent permitted under the 1940 Act.

11.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Additional investment restrictions adopted by the Directors of the Market Opportunity Fund which may be changed by the Directors at their discretion, provide that the Market Opportunity Fund may not:

12.	Make investments for the purpose of exercising control or management.

13.	Purchase any securities on margin, except that the Market Opportunity Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

14.
Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Market Opportunity Fund may, however, purchase or sell securities of entities which invest in such programs.

15.
Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Market Opportunity Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Market Opportunity Fund as part of a unit or attached to securities may be deemed to be without value.

16.	Engage in arbitrage transactions.

•	The section under “Management and Advisory Arrangements” entitled “Payment of Expenses” which begins on page 14 of the SAI is being revised and restated as follows:

Payment of Expenses. The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager. Notwithstanding the foregoing, the Management Agreement provides that the Fund’s Board of Directors is authorized to cause the Fund to pay such compensation to the chief compliance officer of the Company (the “CCO”) as the Board of Directors shall deem appropriate from time to time, whether or not the CCO is an affiliated person of the Manager.

The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services. For shareholder accounts held through financial intermediaries, the Fund may, in some cases, reimburse these intermediaries for the cost of providing account maintenance services.

In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the right to use the name “Caldwell & Orkin” in their name. C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated. Under those circumstances, C&O has also reserved the right to grant the right to use the name “Caldwell & Orkin” to another investment company, business or other enterprise.